UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2010

AMICO GAMES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53461	98-0579264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room North-02, 9th Floor, Flat A,
No. 89 Zhongshan Avenue West, Tianhe District,
Guangzhou, Canton Province, China 510630
 (Address of principal executive offices)

(8620) 85562666
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

Amico Games Corp. (“we”, “our”, “us”) is hereby amending its Current Report on Form 8-K filed with the SEC on May 11, 2010 to announce that due to an administrative error, our intended stock dividend of 3 new common shares in addition to 1 common share already held was processed as a dividend of 2 new common shares in addition to 1 common share already held.  The payout date, as approved by the Financial Industry Regulatory Authority is May 10, 2010.

Consequently, as of May 10, 2010, our issued and outstanding shares increased from 73,000,000 shares of common stock to 219,000,000 shares of common stock with a par value of $0.00001.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2010	AMICO GAMES CORP.

By /s/ Peter Liu
Peter Liu
President and Chief Executive Officer